UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       __________________________________

                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                      December 23, 2004 (December 23, 2004)

                             DRS TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                   1-08533                  13-2632319
(State or other jurisdiction of    (Commission              (IRS Employer
 incorporation or organization)    File Number)          Identification Number)


                   5 Sylvan Way, Parsippany, New Jersey 07054
                    (Address of principal executive offices)

                                 (973) 898-1500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                       __________________________________

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS, ELECTION OF DIRECTORS, OR APPOINTMENT OF PRINCIPAL OFFICERS

On December 23, 2004, a press release was issued announcing that Paul G. Casner, Jr., the executive vice president and chief operating officer of DRS Technologies, Inc. (DRS), plans to retire on March 31, 2005, the close of the company's fiscal year. Consistent with DRS's succession planning initiatives, Mr. Casner's retirement is supported by the company's new operating structure announced on March 19, 2004, whereby the company realigned all of its operating units into two operating segments led by two group presidents. Effective with Mr. Casner's retirement, Fred L. Marion, president of the company's Surveillance & Reconnaissance Group, and Steven T. Schorer, president of the company's C4I Group, will report to Mark S. Newman, DRS's chairman, president and chief executive officer. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.




ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

   (c) Exhibits

   The following press release is included as an exhibit to this report:

   Exhibit No.     Description
   -----------     -----------
   99.1            DRS Technologies, Inc. Press Release dated December 23, 2004.

                             DRS TECHNOLOGIES, INC.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           DRS TECHNOLOGIES, INC.
                                           ----------------------
                                           (Registrant)

Date: December 23, 2004                    By: /s/ RICHARD A. SCHNEIDER
                                               ------------------------
                                               Richard A. Schneider
                                               Executive Vice President,
                                               Chief Financial Officer

INDEX TO EXHIBITS


Exhibit No.      Description
-----------      -----------
   99.1          DRS Technologies, Inc. Press Release dated December 23, 2004.